Exhibit 4.11

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT

Dated __ MARCH 2021

BETWEEN

AMONG OTHERS

VODAFONE GROUP PLC

AND

BARCLAYS BANK PLC

as Agent

relating to a EURO 3,840,000,000 (as increased to EURO 3,920,000,000) Credit Agreement originally dated 28 March 2014 and as amended and restated pursuant to an agreement dated 11 January 2018

Allen & Overy LLP

1.	Conditions precedent		5
2.	Parties		6
	Part 1	Continuing Lenders	6
	Part 2	Mandated Lead Arrangers	7
	Part 3	Co-Arrangers	8
	Part 4	Exiting Lenders	9
	Part 5	New Lenders	10
3.	Amended Credit Agreement		12

Signatories			14

THIS AGREEMENT is dated __ March 2021 and is made

BETWEEN:

(1)	VODAFONE GROUP PLC (registered number 1833679) (Vodafone);

(2)	THE FINANCIAL INSTITUTIONS listed in Part 1 of Schedule 2 as Continuing Lenders;

(3)	THE FINANCIAL INSTITUTIONS listed in Part 2 of Schedule 2 as Mandated Lead Arrangers;

(4)	THE FINANCIAL INSTITUTIONS listed in Part 3 of Schedule 2 as Co-Arrangers;

(5)	THE FINANCIAL INSTITUTIONS listed in Part 4 of Schedule 2 as Exiting Lenders;

(6)	THE FINANCIAL INSTITUTIONS listed in Part 5 of Schedule 2 as New Lenders;

(7)	THE FINANCIAL INSTITUTIONS listed in Part 6 of Schedule 2 as Swingline Lenders;

(8)	BARCLAYS BANK PLC as agent (in this capacity the Agent); and

(9)	BARCLAYS BANK PLC as euro swingline agent (in this capacity the Euro Swingline Agent).

BACKGROUND

(A)	This Agreement is supplemental to and amends and restates a credit agreement originally dated 28 March 2014 between, among others, Vodafone and the Agent, as amended and restated by the 2018 Amendment and Restatement Agreement (as defined below) (the Credit Agreement).

(B)	Pursuant to clause 26.1 (Procedure) of the Credit Agreement, the Majority Lenders or, where applicable, the Lenders (each as defined in the Credit Agreement and, for the avoidance of doubt, excluding the Exiting Lenders and the New Lenders) have consented to the amendments to the Credit Agreement contemplated by this Agreement and to amend and restate the Credit Agreement as set out in this Agreement.

(C)	The Exiting Lenders have not consented to the amendments to the Credit Agreement and each Exiting Lender shall be prepaid and their respective Commitments cancelled in full on the Effective Date in accordance with Clause 2(c) hereto.

(D)	The New Lenders intend to become Original Lenders under and as defined in the Amended Credit Agreement (as defined below).

IT IS AGREED as follows:

1.	Interpretation

1.1	Definitions

In this Agreement:

2018 Amendment and Restatement Agreement means the amendment and restatement agreement dated 11 January 2018 between, among others, Vodafone and the Agent as successor agent.

Amended Credit Agreement means the Credit Agreement as amended and restated by this Agreement.

Effective Date means the date on which the Agent gives the notifications to Vodafone and to the Lenders under Clause 2(b) (Amendments) below or such other date as Vodafone and the Agent may agree.

Lender means each Continuing Lender, each New Lender and each Swingline Lender.

1.2	Construction

(a)	Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement, provided that in Clause 2(d) (Amendments) below and in Clause 5 (New Lenders) below, capitalised terms defined in the Amended Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b)	The provisions of clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Credit Agreement or to the Finance Documents are to be construed as references to this Agreement.

2.	Amendments

(a)	Subject as set out below, the Credit Agreement will be amended from the Effective Date so that it reads as if it were restated in the form set out in Schedule 3 (Amended Credit Agreement).

(b)	The Credit Agreement will not be amended by this Agreement unless and until the Agent notifies Vodafone and the Lenders that it has received all of the documents set out in Schedule 1 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent must give this notification as soon as reasonably practicable;

(c)	On the Effective Date, the Commitments of each of the Exiting Lenders under the Credit Agreement will be cancelled in full and all amounts outstanding under the Finance Documents in relation thereto will be prepaid in full. Any other accrued amounts due to the Exiting Lenders (including any interest and commitment fees accrued up to and including the Effective Date) shall be paid in full within 10 Business Days of the Effective Date.

(d)	On the Effective Date, each New Lender becomes a Party to the Amended Credit Agreement as an Original Lender and, in the case of each New Lender in respect of which a Swingline Commitment is specified in part 2 of schedule 1 of the Amended Credit Agreement, as a Swingline Lender and each New Lender and each other Party (for the avoidance of doubt, excluding the Exiting Lenders) assume obligations towards and rights against each other in their respective capacity under the Amended Credit Agreement.

(e)	If the Agent fails to give the notification under paragraph (b) above by the date falling ten Business Days after the date of this Agreement, the Effective Date shall not occur and the Credit Agreement will not be amended in the manner contemplated by this Agreement.

3.	Representations

Vodafone (for itself and, where relevant, its Controlled Subsidiaries) makes the representations and warranties set out in clause 16.2 (Status) to clause 16.9 (No Event of Default) (inclusive) and clauses 16.13 (Sanctions), 16.14 (Anti-money laundering) and 16.15 (Anti-corruption law) of the Credit Agreement on the date of this Agreement and on the Effective Date, in each case by reference to the facts and circumstances then existing and as if references to “the Finance Documents” include this Agreement and, on the Effective Date, the Amended Credit Agreement and as if references to “the Agreement” are references to, on the Effective Date, the Amended Credit Agreement.

4.	Consents

On the Effective Date, Vodafone:

(a)	confirms its acceptance of the Amended Credit Agreement and agrees that it is bound by the terms of the Amended Credit Agreement; and

(b)	confirms that any guarantee created or given by it under the Credit Agreement:

(i)	continues in full force and effect on the terms of the Amended Credit Agreement; and

(ii)	extends to its obligations under the Finance Documents (as defined in the Amended Credit Agreement and, for the avoidance of doubt, including the Amended Credit Agreement).

5.	New Lenders

(a)	On the Effective Date, each New Lender confirms to the Agent and Vodafone that it undertakes to be bound by the terms of the Amended Credit Agreement as an Original Lender.

(b)	None of the Lenders or Exiting Lenders are responsible to a New Lender for:

(i)	the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document; or

(ii)	the collectability of amounts payable under any Finance Document; or

(iii)	the accuracy of any statements (whether written or oral) made in connection with any Finance Document.

(c)	Each New Lender confirms to the Continuing Lenders, the Exiting Lenders and the other Finance Parties (excluding the New Lenders) that it:

(i)	has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and the Amended Credit Agreement and has not relied exclusively on any information provided to it by any Continuing Lender or Exiting Lender in connection with any Finance Document; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Amended Credit Agreement or any Commitment is in force.

(d)	Nothing in any Finance Document obliges a Lender or Exiting Lender to support any losses incurred by a New Lender by reason of the non-performance by any Obligor of its obligations under this Agreement or the Amended Credit Agreement or otherwise.

(e)	Any reference in the Amended Credit Agreement to a “Lender” includes a New Lender.

6.	Miscellaneous

(a)	Each of this Agreement and the Amended Credit Agreement is a Finance Document.

(b)	Subject to the terms of this Agreement, the Credit Agreement will remain in full force and effect and, from the Effective Date, the Credit Agreement and this Agreement will be read and construed as one document.

(c)	Each Finance Party reserves any other right it may have now or subsequently. Except to the extent expressly waived in this Agreement, no waiver of any provision of any Finance Document is given by the terms of this Agreement and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

(d)	Clauses 31 (Severability), 32 (Counterparts), 33 (Notices) and 35 (Jurisdiction) of the Credit Agreement shall apply to this Agreement as if set out here in full except that references to the Credit Agreement or to the Finance Documents are to be construed as references to this Agreement.

(e)	Vodafone must, at its own expense, take such action and do such other things as the Agent may reasonably require to carry out and give effect to the transactions contemplated in this Agreement.

7.	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

Conditions precedent

1.	Corporate documentation

(a)	A copy of the memorandum and articles of association and certificate of incorporation of Vodafone or, a certificate of an authorised signatory of Vodafone confirming that the copy in the Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(b)	A copy of a resolution of the board of directors of Vodafone (or, if applicable, a committee of its board of directors):

(i)	approving the terms of, and the transactions contemplated by, this Agreement and the Amended Credit Agreement and resolving that it execute this Agreement;

(ii)	authorising a specified person or persons to execute this Agreement on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement and the Amended Credit Agreement.

(c)	If applicable, a copy of a resolution of the board of directors of Vodafone establishing the committee referred to in paragraph (b) above.

(d)	A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.

(e)	A certificate of an authorised signatory of Vodafone confirming that as at the Effective Date the borrowing of the Total Commitments (as defined in the Amended Credit Agreement) in full (including the utilisation of the accordion option in full) and the borrowing of the Total Commitments under (and as defined in) the USD Facility (as defined in the Amended Credit Agreement) in full would not together cause any borrowing limit or limit on the giving of guarantees binding on it to be exceeded (whether as a result of such limit having been waived or otherwise).

(f)	A certificate of an authorised signatory of Vodafone certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Legal opinion

A legal opinion of Allen & Overy LLP, legal advisers to the Finance Parties in England, addressed to the Finance Parties at the date of that opinion.

3.	Other documents and evidence

(a)	Evidence that the Commitments of each of the Exiting Lenders under the Credit Agreement have been cancelled and all amounts outstanding under the Finance Documents in relation thereto have been prepaid in full.

(b)	All documents and evidence required by each New Lender in connection with the compliance of such New Lender with all applicable “anti-money laundering" and "know your customer" requirements or other similar checks under all applicable laws and regulations to the extent stipulated by the Agent at least three Business Days prior to signing this Agreement.

Schedule 2

Parties

Part 1

Continuing Lenders

BANCO BILBAO VIZCAYA ARGENTARIA S.A., LONDON BRANCH

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

BANK OF CHINA LIMITED, LONDON BRANCH

BARCLAYS BANK PLC

BNP PARIBAS, LONDON BRANCH

CAIXABANK SA, UK BRANCH

CITIBANK N.A., LONDON BRANCH

COMMERZBANK AG, LONDON BRANCH

DEUTSCHE BANK LUXEMBOURG S.A.

GOLDMAN SACHS BANK USA

HSBC BANK PLC

ING BANK N.V., LONDON BRANCH

INTESA SANPAOLO S.P.A.

JPMORGAN CHASE BANK, N.A., LONDON BRANCH

MIZUHO BANK, LTD.

MORGAN STANLEY BANK, N.A.

MUFG BANK, LTD.

NATIONAL WESTMINSTER BANK PLC

RAIFFEISEN BANK INTERNATIONAL AG

ROYAL BANK OF CANADA

SOCIETE GENERALE, LONDON BRANCH

STANDARD CHARTERED BANK

THE TORONTO-DOMINION BANK, LONDON BRANCH

UBS AG, LONDON BRANCH

UNICREDIT BANK AG, LONDON BRANCH

Part 2

Mandated Lead Arrangers

BANCO BILBAO VIZCAYA ARGENTARIA S.A., LONDON BRANCH

BANCO SANTANDER S.A., LONDON BRANCH

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

BANK OF CHINA LIMITED, LONDON BRANCH

BARCLAYS BANK PLC

BNP PARIBAS SA

CITIBANK, N.A., LONDON BRANCH

COMMERZBANK AG, LONDON BRANCH

CREDIT SUISSE INTERNATIONAL

DEUTSCHE BANK LUXEMBOURG S.A.

GOLDMAN SACHS BANK USA

HSBC BANK PLC

ING BANK N.V., LONDON BRANCH

INTESA SANPAOLO S.P.A.

J.P. MORGAN SECURITIES PLC

MIZUHO BANK, LTD.

MORGAN STANLEY N.A.

MUFG BANK, LTD.

NATIONAL WESTMINSTER BANK PLC

ROYAL BANK OF CANADA

SOCIETE GENERALE, LONDON BRANCH

SUMITOMO MITSUI BANKING CORPORATION, LONDON BRANCH

THE TORONTO-DOMINION BANK

UBS AG, LONDON BRANCH

UNICREDIT BANK AG, LONDON BRANCH

Part 3

Co-Arrangers

CAIXABANK SA, UK BRANCH

RAIFFEISEN BANK INTERNATIONAL AG

STANDARD CHARTERED BANK

Part 4

Exiting Lenders

SANTANDER UK PLC

SUMITOMO MITSUI BANKING CORPORATION, BRUSSELS BRANCH

THE BANK OF NEW YORK MELLON

Part 5

New Lenders

BANCO SANTANDER S.A., LONDON BRANCH

CREDIT SUISSE INTERNATIONAL

SUMITOMO MITSUI BANKING CORPORATION, LONDON BRANCH

Part 6

Swingline Lenders

BANCO BILBAO VIZCAYA ARGENTARIA S.A., LONDON BRANCH

BANCO SANTANDER S.A., LONDON BRANCH

BARCLAYS BANK PLC

BNP PARIBAS, LONDON BRANCH

CREDIT SUISSE INTERNATIONAL

DEUTSCHE BANK LUXEMBOURG S.A.

HSBC BANK PLC

ING BANK N.V., LONDON BRANCH

JPMORGAN CHASE BANK, N.A., LONDON BRANCH

MUFG BANK, LTD.

NATIONAL WESTMINSTER BANK PLC

UBS AG, LONDON BRANCH

UNICREDIT BANK AG, LONDON BRANCH

Schedule 3

Amended Credit Agreement

SIGNATORIES

Company

VODAFONE GROUP PLC

By:	/s/ Nick Read	/s/ Margherita Della Valle

[Signature Page to Amendment and Restatement Agreement]

The Lenders

BANCO BILBAO VIZCAYA ARGENTARIA S.A., LONDON BRANCH as Lender

By:	/s/ Pedro Garrido	/s/ Pablo Arsuaga

[Signature Page to Amendment and Restatement Agreement]

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY as Lender

By:	/s/ Anthony Larvin

[Signature Page to Amendment and Restatement Agreement]

BANK OF CHINA LIMITED, LONDON BRANCH as Lender

By:	/s/ Stephen Hardman	/s/Yan Wang

[Signature Page to Amendment and Restatement Agreement]

BARCLAYS BANK PLC as Lender

By:	/s/ Michael Joyner

[Signature Page to Amendment and Restatement Agreement]

BNP PARIBAS, LONDON BRANCH as Lender

By:	/s/ Michael E. Molloy	/s/ Ann-Marie Balatoni

[Signature Page to Amendment and Restatement Agreement]

CAIXABANK SA, UK BRANCH as Lender

By:	/s/ Christopher O’Gorman	/s/ Sergi Periago

[Signature Page to Amendment and Restatement Agreement]

CITIBANK N.A., LONDON BRANCH as Lender

By:	/s/ Caryn M. Bell

[Signature Page to Amendment and Restatement Agreement]

COMMERZBANK AG, LONDON BRANCH as Lender

By:	/s/ Alexander Mann	/s/ Douglas Barnes

[Signature Page to Amendment and Restatement Agreement]

DEUTSCHE BANK LUXEMBOURG S.A. as Lender

By:	/s/ K. Belhoste	/s/ B. Kologlu

[Signature Page to Amendment and Restatement Agreement]

GOLDMAN SACHS BANK USA as Lender

By:	/s/ Himanshu Bagchi

[Signature Page to Amendment and Restatement Agreement]

HSBC BANK PLC as Lender

By:	/s/ James Mortimer

[Signature Page to Amendment and Restatement Agreement]

ING BANK N.V., LONDON BRANCH as Lender

By:	/s/ Martijn Bruins	/s/ Martin Riordan

[Signature Page to Amendment and Restatement Agreement]

INTESA SANPAOLO S.P.A. as Lender

By:	/s/ Marco Allois	/s/ Alberto Matera

[Signature Page to Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A., LONDON BRANCH as Lender

By:	/s/ Costantino Sabella

[Signature Page to Amendment and Restatement Agreement]

MIZUHO BANK, LTD. as Lender

By:	/s/ Mark Ralston

[Signature Page to Amendment and Restatement Agreement]

MORGAN STANLEY BANK, N.A. as Lender

By:	/s/ Michael King

[Signature Page to Amendment and Restatement Agreement]

MUFG BANK, LTD. as Lender

By:	/s/ Trevor Neilson

[Signature Page to Amendment and Restatement Agreement]

NATIONAL WESTMINSTER BANK PLC as Lender

By:	/s/ Krishan Patel

[Signature Page to Amendment and Restatement Agreement]

RAIFFEISEN BANK INTERNATIONAL AG as Lender

By:	/s/ Martina Soudek	/s/ Andrii Tsviak

[Signature Page to Amendment and Restatement Agreement]

ROYAL BANK OF CANADA as Lender

By:	/s/ Cein Mahood-Gallagher

[Signature Page to Amendment and Restatement Agreement]

SOCIETE GENERALE, LONDON BRANCH as Lender

By:	/s/ Tom Hill

[Signature Page to Amendment and Restatement Agreement]

STANDARD CHARTERED BANK as Lender

By:	/s/ Simon Derrick

[Signature Page to Amendment and Restatement Agreement]

THE TORONTO-DOMINION BANK, LONDON BRANCH as Lender

By:	/s/ Andrew Williams	/s/ Pei-Lyn Hui

[Signature Page to Amendment and Restatement Agreement]

UBS AG, LONDON BRANCH as Lender

By:	/s/ Graham Vance	/s/ Alan Greenhow

[Signature Page to Amendment and Restatement Agreement]

UNICREDIT BANK AG, LONDON BRANCH as Lender

By:	/s/ David Vials	/s/ Alan John Holmes

[Signature Page to Amendment and Restatement Agreement]

Mandated Lead Arrangers

BANCO BILBAO VIZCAYA ARGENTARIA S.A., LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Pedro Garrido	/s/ Pablo Arsuaga

[Signature Page to Amendment and Restatement Agreement]

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY as Mandated Lead Arranger

By:	/s/ Anthony Larvin

[Signature Page to Amendment and Restatement Agreement]

BANK OF CHINA LIMITED, LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Stephen Hardman	/s/ Yan Wang

[Signature Page to Amendment and Restatement Agreement]

BARCLAYS BANK PLC as Mandated Lead Arranger

By:	/s/ Michael Joyner

[Signature Page to Amendment and Restatement Agreement]

BNP PARIBAS SA as Mandated Lead Arranger

By:	/s/ Michael E. Molloy	/s/ Ann Marie Balatoni

[Signature Page to Amendment and Restatement Agreement]

CITIBANK, N.A., LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Caryn M. Bell

[Signature Page to Amendment and Restatement Agreement]

COMMERZBANK AG, LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Alexander Mann	/s/ Douglas Barnes

[Signature Page to Amendment and Restatement Agreement]

CREDIT SUISSE INTERNATIONAL as Mandated Lead Arranger

By:	/s/ Brian Fitzgerald	/s/ Freddie Comber

[Signature Page to Amendment and Restatement Agreement]

DEUTSCHE BANK LUXEMBOURG S.A. as Mandated Lead Arranger

By:	/s/ K. Belhoste	/s/ B. Kologlu

[Signature Page to Amendment and Restatement Agreement]

GOLDMAN SACHS BANK USA as Mandated Lead Arranger

By:	/s/ Himanshu Bagchi

[Signature Page to Amendment and Restatement Agreement]

HSBC BANK PLC as Mandated Lead Arranger

By:	/s/ James Mortimer

[Signature Page to Amendment and Restatement Agreement]

ING BANK N.V., LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Martijn Bruins	/s/ Martin Riordan

[Signature Page to Amendment and Restatement Agreement]

INTESA SANPAOLO S.P.A. as Mandated Lead Arranger

By:	/s/ Marco Alois	/s/ Alberto Matera

[Signature Page to Amendment and Restatement Agreement]

J.P. MORGAN SECURITIES PLC as Mandated Lead Arranger

By:	/s/ Jon Abando

[Signature Page to Amendment and Restatement Agreement]

MIZUHO BANK, LTD. as Mandated Lead Arranger

By:	/s/ Mark Ralston

[Signature Page to Amendment and Restatement Agreement]

MORGAN STANLEY N.A. as Mandated Lead Arranger

By:	/s/ Michael King

[Signature Page to Amendment and Restatement Agreement]

MUFG BANK, LTD. as Mandated Lead Arranger

By:	/s/ Trevor Neilson

[Signature Page to Amendment and Restatement Agreement]

NATIONAL WESTMINSTER BANK PLC as Mandated Lead Arranger

By:	/s/ Krishan Patel

[Signature Page to Amendment and Restatement Agreement]

ROYAL BANK OF CANADA as Mandated Lead Arranger

By:	/s/ Cein Mahood-Gallagher

[Signature Page to Amendment and Restatement Agreement]

BANCO SANTANDER S.A., LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Robert Drew	/s/ Rebecca Cook

[Signature Page to Amendment and Restatement Agreement]

SOCIETE GENERALE, LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Tom Hill

[Signature Page to Amendment and Restatement Agreement]

SUMITOMO MITSUI BANKING CORPORATION, LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Martin Kennedy	/s/ Reiko Mori

[Signature Page to Amendment and Restatement Agreement]

UBS AG, LONDON BRANCH as Mandated Lead Arranger

By:	/s/ Graham Vance	/s/ Alan Greenhow

[Signature Page to Amendment and Restatement Agreement]

UNICREDIT BANK AG, LONDON BRANCH as Mandated Lead Arranger

By:	/s/ David Vials	/s/ Alan John Holmes

[Signature Page to Amendment and Restatement Agreement]

THE TORONTO-DOMINION BANK as Mandated Lead Arranger

By:	/s/ Andrew Williams	/s/ Pei-Lyn Hui

[Signature Page to Amendment and Restatement Agreement]

Co-Arrangers

CAIXABANK SA, UK BRANCH as Co-Arranger

By:	/s/ Christopher O Gorman	/s/ Sergi Periago

[Signature Page to Amendment and Restatement Agreement]

RAIFFEISEN BANK INTERNATIONAL AG as Co-Arranger

By:	/s/ Martina Soudek	/s/ Andrii Tsviak

[Signature Page to Amendment and Restatement Agreement]

STANDARD CHARTERED BANK as Co-Arranger

By:	/s/ Simon Derrick

[Signature Page to Amendment and Restatement Agreement]

Exiting Lenders

SANTANDER UK PLC as Exiting Lender

By:	/s/ Robert Drew	/s/ Rebecca Cook

[Signature Page to Amendment and Restatement Agreement]

SUMITOMO MITSUI BANKING CORPORATION, BRUSSELS BRANCH as Exiting Lender

By:	/s/ Shohei Shiraishi	/s/ F Bouchat

[Signature Page to Amendment and Restatement Agreement]

THE BANK OF NEW YORK MELLON as Exiting Lender

By:	/s/ William M. Feathers

[Signature Page to Amendment and Restatement Agreement]

New Lenders

CREDIT SUISSE INTERNATIONAL as New Lender

By:	/s/ Brian Fitzgerald	/s/ Freddie Comber

[Signature Page to Amendment and Restatement Agreement]

BANCO SANTANDER S.A., LONDON BRANCH as New Lender

By:	/s/ Robert Drew	/s/ Rebecca Cook

[Signature Page to Amendment and Restatement Agreement]

SUMITOMO MITSUI BANKING CORPORATION, LONDON BRANCH as New Lender

By:	/s/ Martin Kennedy	/s/ Reiko Mori

[Signature Page to Amendment and Restatement Agreement]

Swingline Lenders

BANCO BILBAO VIZCAYA ARGENTARIA S.A., LONDON BRANCH as Swingline Lender

By:	/s/ Pedro Garrido	/s/ Pablo Arsuaga

[Signature Page to Amendment and Restatement Agreement]

BANCO SANTANDER S.A., LONDON BRANCH as Swingline Lender

By:	/s/ Robert Drew	/s/ Rebecca Cook

[Signature Page to Amendment and Restatement Agreement]

BARCLAYS BANK PLC as Swingline Lender

By:	/s/ Michael Joyner

[Signature Page to Amendment and Restatement Agreement]

BNP PARIBAS, LONDON BRANCH as Swingline Lender

By:	/s/ Michael E. Molloy	/s/ Ann-Marie Balatoni

[Signature Page to Amendment and Restatement Agreement]

CREDIT SUISSE INTERNATIONAL as Swingline Lender

By:	/s/ Brian Fitzegrald	/s/ Freddie Comber

[Signature Page to Amendment and Restatement Agreement]

DEUTSCHE BANK LUXEMBOURG S.A. as Swingline Lender

By:	/s/ K. Belhoste	/s/ B. Kologlu

[Signature Page to Amendment and Restatement Agreement]

HSBC BANK PLC as Swingline Lender

By:	/s/ James Mortimer

[Signature Page to Amendment and Restatement Agreement]

ING BANK N.V., LONDON BRANCH as Swingline Lender

By:	/s/ Martijn Bruins	/s/ Martin Riordan

[Signature Page to Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A., LONDON BRANCH as Swingline Lender

By:	/s/ Costantino Sabella

[Signature Page to Amendment and Restatement Agreement]

MUFG BANK, LTD. as Swingline Lender

By:	/s/ Trevor Neilson

[Signature Page to Amendment and Restatement Agreement]

NATIONAL WESTMINSTER BANK PLC as Swingline Lender

By:	/s/ Krishan Patel

[Signature Page to Amendment and Restatement Agreement]

UBS AG, LONDON BRANCH as Swingline Lender

By:	/s/ Graham Vance	/s/ Alan Greenhow

[Signature Page to Amendment and Restatement Agreement]

UNICREDIT BANK AG, LONDON BRANCH as Swingline Lender

By:	/s/ David Vials	/s/ Alan John Holmes

[Signature Page to Amendment and Restatement Agreement]

Agent

BARCLAYS BANK PLC

By:	/s/ Michael Joyner

[Signature Page to Amendment and Restatement Agreement]

Euro Swingline Agent

BARCLAYS BANK PLC

By:	/s/ Michael Joyner

[Signature Page to Amendment and Restatement Agreement]